UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2019

MAGELLAN GOLD CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-54658	27-3566922
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

500 Marquette Avenue NW, Albuquerque, New Mexico 87102
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:   (707) 884-3766

___________________________________________

(Former name or former address, if changed since last report)

___________________________________________________

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company       ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 7.01.	Regulation FD Disclosure

On February 22, 2019, Magellan Gold Corporation (the “Company”) issued a press release announcing that it completed a bulk test of mineralized material supplied and delivered by a private third-party to the Company’s SDA Mill at Acaponeta, Nayarit State, Mexico. As announced December 17, 2018, the purpose of the test was to determine the viability of entering into a long-term processing agreement. Test processing of an initial bulk sample of approximately 600 tons was carried out. Magellan also has continued to advance its El Dorado Gold-Silver Project, which lies 50 kilometers south of the SDA Mill. The Company plans to truck ore from El Dorado to the mill for processing. Quotes have been obtained for contract mining and applications for environmental and blasting permits are in progress. Placing El Dorado into production is a key step in Magellan’s strategy of initiating and then increasing production through the SDA Mill. A copy of the press release is filed herewith as Exhibit 99.1.

On March 4, 2019, the Company issued a press release announcing that it has engaged the services of senior mining consultant David E. Drips to provide guidance in the evaluation, design and development of the Company’s El Dorado Gold-Silver mining project, Nayarit State, Mexico. Magellan has continued to advance El Dorado, which lies 50 kilometers south of the Company’s SDA Mill. The Company plans to process the ore at the SDA Mill once the new mine is developed. A copy of the press release is filed herewith as Exhibit 99.2.

The information in this Current Report on Form 8-K furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section, and they shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. By filing this Current Report on Form 8-K and furnishing this information pursuant to Item 7.01, The Company makes no admission as to the materiality of any information in this Current Report on Form 8-K, including Exhibit 99.1, that is required to be disclosed solely by Regulation FD.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Item	Title

99.1	Press Release dated February 22, 2019
99.2	Press Release dated March 4, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Magellan Gold Corporation

Date: March 11, 2019	By: /s/ W. Pierce Carson W. Pierce Carson, President